SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BANCO SANTANDER, S.A.	SANTANDER FINANCE PREFERRED, S.A. UNIPERSONAL
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Kingdom of Spain	Kingdom of Spain
(Jurisdiction of Incorporation or Organization)	(Jurisdiction of Incorporation or Organization)

132617929	98-0420594
(IRS Employer Identification No.)	(IRS Employer Identification No.)

CIUDAD GRUPO SANTANDER AVENIDA DE CANTABRIA BOADILLA DEL MONTE MADRID, SPAIN
(Address of Principal Executive Offices)
28660
(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☑

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates:                                                                                                                                                     333-160492 and 333-160492-01

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
10.5% Non-Cumulative Guaranteed Series 10 Preferred Securities, par value $25 per security, of Santander Finance Preferred, S.A. Unipersonal (and the Guarantee related thereto)	New York Stock Exchange
Fixed-to-Floating Non-Cumulative Guaranteed Series 11 Preferred Securities, par value $1,000 per security, of Santander Finance Preferred, S.A. Unipersonal (and the Guarantee related thereto)	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of Class)

Item 1: Description of Registrant’s Securities to be Registered

The securities to be registered hereby are (i) the 10.5% Non-Cumulative Guaranteed Series 10 Preferred Securities, par value $25 per security, of Santander Finance Preferred, S.A. Unipersonal (the “Fixed Exchange Preferred Securities”) and (ii) the Fixed-to-Floating Non-Cumulative Guaranteed Series 11 Preferred Securities, par value $1,000 per security, of Santander Finance Preferred, S.A. Unipersonal (the “Fixed-to-Floating Exchange Preferred Securities,” and together with the Fixed Exchange Preferred Securities, the “Exchange Preferred Securities”) and the Guarantees by Banco Santander, S.A. related to the Exchange Preferred Securities (the “Guarantee”).  For a description of the Exchange Preferred Securities and the Guarantee to be registered hereunder, reference is made to the information under the heading “Description of the Exchange Preferred Securities” and “Description of the Guarantee of the Exchange Preferred Securities” of the Registrants’ Prospectus filed on August 25, 2009 pursuant to Rule 424(b)(2) of the Securities Act of 1933, relating to the Registrants’ Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) as amended from time to time (the “Registration Statement”), which information is hereby incorporated by reference herein.

Item 2. Exhibits

The following exhibits to this Registration Statement on Form 8-A are incorporated by reference in this Form 8-A from the documents specified, each filed with the Securities and Exchange Commission.

3.1	Bylaws (Estatutos) of Banco Santander, S.A. as amended (1)

3.2	Bylaws of Banco Santander, S.A., as amended (English translation) (2)

3.3	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (3)

3.4	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (English translation) (4)

3.5	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (5)

3.6	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (6)

3.7	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (7)

3.8	Amendment of the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (8)

3.9	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (9)

3.10	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (10)

4.1	Form of Global Fixed Exchange Preferred Security (11)

4.2	Form of Global Fixed-to-Floating Exchange Preferred Security (12)

4.3	Form of Payment and Guarantee Agreement with respect to the fixed exchange preferred securities (13)

4.4	Form of Payment and Guarantee Agreement with respect to the fixed-to-floating exchange preferred securities (14)

99.1
Registrants’ Prospectus filed on August 25, 2009 pursuant to Rule 424(b)(2) of the Securities Act of 1933 (relating to the Registrants’ Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01))

(1)	Filed as Exhibit 1.1 to the Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(2)	Filed as Exhibit 1.2 to the Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(3)	Filed as Exhibit 3.3 to Amendment No. 2 to the Registration Statement on Form F-4 (file No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(4)	Filed as Exhibit 3.4 to Amendment No. 2 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(5)	Filed as Exhibit 3.7 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(6)	Filed as Exhibit 3.8 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(7)	Filed as Exhibit 3.9 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(8)	Filed as Exhibit 3.10 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(9)	Filed as Exhibit 3.11 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(10)	Filed as Exhibit 3.12 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(11)	Filed as Exhibit 4.1 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(12)	Filed as Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(13)	Filed as Exhibit 4.3 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(14)	Filed as Exhibit 4.4 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, each of the Registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 28, 2009

SANTANDER FINANCE PREFERRED, S.A. UNIPERSONAL
(Registrant)

By:	/s/ José Antonio Soler Ramos
Name: José Antonio Soler Ramos
Title: Chairman of the Board of Directors

BANCO SANTANDER, S.A.
(Registrant)

By:	/s/ José Antonio Soler Ramos
Name: José Antonio Soler Ramos
Title: Deputy Manager

Exhibit Index

3.1	Bylaws (Estatutos) of Banco Santander, S.A. as amended (1)
3.2	Bylaws of Banco Santander, S.A., as amended (English translation) (2)
3.3	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (3)
3.4	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (English translation) (4)
3.5	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (5)
3.6	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (6)
3.7	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (7)
3.8	Amendment of the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (8)
3.9	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (9)
3.10	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (10)
4.1	Form of Global Fixed Exchange Preferred Security (11)
4.2	Form of Global Fixed-to-Floating Exchange Preferred Security (12)
4.3	Form of Payment and Guarantee Agreement with respect to the fixed exchange preferred securities (13)
4.4	Form of Payment and Guarantee Agreement with respect to the fixed-to-floating exchange preferred securities (14)
99.1
Registrants’ Prospectus filed on August 25, 2009 pursuant to Rule 424(b)(2) of the Securities Act of 1933 (relating to the Registrants’ Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01))

(1)	Filed as Exhibit 1.1 to the Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(2)	Filed as Exhibit 1.2 to the Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(3)	Filed as Exhibit 3.3 to Amendment No. 2 to the Registration Statement on Form F-4 (file No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(4)	Filed as Exhibit 3.4 to Amendment No. 2 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(5)	Filed as Exhibit 3.7 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(6)	Filed as Exhibit 3.8 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(7)	Filed as Exhibit 3.9 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(8)	Filed as Exhibit 3.10 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(9)	Filed as Exhibit 3.11 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(10)	Filed as Exhibit 3.12 to Amendment No. 1 to the Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(11)	Filed as Exhibit 4.1 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(12)	Filed as Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(13)	Filed as Exhibit 4.3 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(14)	Filed as Exhibit 4.4 to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.